                           SCHEDULE 14A INFORMATION
                                (Rule 14a-101)
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Coinmach Laundry Corporation
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

         [LOGO]
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        COINMACH
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SUPERIOR LAUNDRY SERVICES




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                               NOTICE OF CHANGE
                                OF LOCATION OF
                               SPECIAL MEETING
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Please be advised that the location of the Special Meeting of Stockholders (the "Special Meeting") of Coinmach Laundry Corporation (the "Company") which is to be held on June 9, 1998 at 10:00 a.m. in Charlotte, North Carolina, as indicated in the Company's proxy statement in respect of the Special Meeting which was mailed to stockholders of record of the Company on or about May 21, 1998, has been changed to the offices of the Company located at 521 East Morehead, Suite 590, Charlotte, North Carolina 28202.






May 26, 1998